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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13, OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 23, 2001 (JULY 18, 2001)




                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)



   Kentucky                       0-26032                        61-0902343
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



 230 Frederica Street, Owensboro, KY                                42301
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(Address of principal executive office)                           (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------




                                 Not Applicable
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(Former name or former address, if changed since last report)








                     The Current Report consists of 5 pages.
                     The exhibit index is located on page 4.



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Item 5.  Other Events

         On July 18, 2001, AREA Bancshares Corporation ("AREA") announced it had completed a leveraging transaction to enhance earnings through better utilization of current capital levels. The leveraging transaction was achieved by borrowing $200 million from the Federal Home Loan Bank and investing the funds primarily in fixed rate mortgage-backed securities issued by government sponsored enterprises. The spread on these assets over the cost of borrowed funds averaged 150 basis points.

                  A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                      Exhibit No.                         Description
                      -----------                         -----------
                          99-1                 Press release dated July 18, 2001







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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AREA Bancshares Corporation

DATE: July 23, 2001                    By:      /s/ Edward J. Vega
                                            -----------------------------------
                                                Edward J. Vega
                                                Senior Vice President,
                                                & Chief Financial Officer



















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                                INDEX TO EXHIBITS

         Exhibit Number                   Exhibit Description
         --------------                   -------------------
              99-1                 Press release dated July 18, 2001













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